Life On Earth, Inc. Signs Purchase Agreement With CareClix Holdings, Inc

Company Moves Forward To Complete The Acquisition of the CareClix Group Of Companies

New York, NY December 23, 2021 - Life on Earth Inc, (LFER or “The Company”), a technology and software company, has signed the Share Purchase Agreement (SPA) with CareClix Holdings, Inc. (CareClix) to acquire the four CareClix subsidiaries (CareClix Group) in order to expand into the Telemedicine and Medical Software Services industry. The group of companies under the CareClix Group will operate as wholly owned subsidiaries. The subsidiaries consist of the Telemedicine medical services company, the direct-to-consumer company, software-as-a-platform company, and the RPM (remote patient monitoring) company. More information to follow on the details of the different operating entities and their functions. Please visit the company’s website for more information. https://www.careclix.com.

Mahmood Khan, LFER CEO added “Now that we have signed the SPA for the CareClix acquisition, we will be following through with the final logistics including required filings and registrations that coincide with a transaction of this type. Our legal and accounting teams will be directing both companies to make sure everything is in compliance so we can move forward with our growth plans for 2022 and beyond.”

Charles Scott, CareClix Holdings, Inc, Chairman of the Board, added “Our executive leadership already works well together, which is always a factor in transactions of this kind. The degree to which LFER executive leaders share the CareClix vision for telemedicine and more importantly the digital health future, is a huge confidence booster. We look forward to growing Life on Earth to the benefit of all our shareholders.”

About Life on Earth Inc.

Life on Earth, Inc. (LFER) is a cloud enterprise software developer and a provider that enables rapid innovation that keeps the enterprise operations safe, compliant and manageable. The products are designed to help organizations innovate and modernize legacy systems while minimizing cost and risk of business disruptions and ensure regulatory compliance. For more information, please visit our corporate website - www.lifeonearthinc.com Investors and corporate inquiries, please contact: info@lifeonearthinc.com | (646) 844-9897

About CareClix Holdings, Inc.

CareClix Holdings, Inc is a telemedicine software and services company centered around the CareClix® virtual telehealth platform. The CareClix Group of companies provides software applications coupled with medical services enabling patients to receive care anytime at anyplace. CareClix' suite of services are trusted by some of the best names in healthcare with more than 20 million individuals in the U.S. and 35 other countries currently having access to CareClix's platform and services. CareClix Inc., CareClix Services, Inc., CareClix RPM, Inc., and MyCareClix, Inc., are each a wholly-owned subsidiary of CareClix Holdings, Inc., f.k.a. Solei Systems Inc. (OTC: SOLI). Learn more about CareClix by visiting our website: www.careclix.com.

Forward-Looking Statements: This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Life On Earth, Inc. its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements, including those relating to the LFER's financing being adequate for it to develop and market its software products, and to launch its growth and expansion plans, among others, are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Life On Earth, Inc.'s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. No information in this press release should be construed in any way whatsoever as an indication of Life On Earth, Inc.'s future revenues, financial performance or stock price. More information about the potential factors that could affect the business and financial results is and will be included in Life On Earth, Inc.'s filings with the Securities and Exchange Commission at www.sec.gov.